UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 30, 2011

To the Contract Owners:

On December 15-16, 2010, at a regular meeting of the Board of Trustees of Advanced Series Trust (the Trust), the Trustees approved a new subadvisory agreement for the AST T. Rowe Price Global Bond Portfolio (the Portfolio), a series of the Trust.

Prudential Investments LLC (PI or the Manager) and AST Investment Services, Inc. (ASTI, and together with PI, the Co-Managers) have entered into a new subadvisory agreement with T. Rowe Price Associates, Inc. (TRPA) and T. Rowe Price International Ltd. (TRPI, and together with TRPA, the TRP Advisers) dated and effective December 31, 2010.

This information statement describes the circumstances surrounding the Trustees' approval of the new subadvisory agreement and provides you with an overview of the terms. PI and ASTI will continue as your Portfolio’s investment managers. This information statement does not require any action by you. It is provided to inform you about the new subadvisory agreement.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 30, 2011

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the AST T. Rowe Price Global Bond Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits the Portfolio’s investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.

The Trust is a managed, open-end investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Massachusetts business trust.

The Trust’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The Trust’s principal executive office is 100 Mulberry Street, Newark, NJ 07102-4077.

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTI, and together with PI, the Co-Managers) have entered into a new subadvisory agreement with T. Rowe Price Associates, Inc. (TRPA) and T. Rowe Price International Ltd (TRPI, and together with TRPA, the TRP Advisers) dated and effective December 31, 2010. The new subadvisory agreement was required because of an internal reorganization wherein T. Rowe Price International, Inc. (Price International), the Portfolio’s previous subadviser, was combined into its parent company, TRPA, and TRPI assumed responsibility for services to the Portfolio where the relevant personnel reside outside the United States (the Reorganization).

The TRPA Advisers will pay for the costs associated with preparing and distributing this information statement. The Portfolio is providing this information statement to contract owners investing in the Portfolio as of December 31, 2010. This information statement will be mailed on or about March 30, 2010.

TRPA is located at 100 East Pratt Street, Baltimore, MD 21202.
TRPI is located at 60 Queen Victoria Street London EC4N 4TZ, UK.

Information on the management of the TRPA Advisers and other funds managed by the TRPA Advisers are set forth in Exhibit B.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C.

NEW SUBADVISORY AGREEMENT

At a December 15-16, 2010, in-person meeting of the Board of Trustees of AST T. Rowe Price Global Bond Portfolio (the Portfolio) at which a majority of the Trustees were in attendance (including all of the Independent Trustees), the Board considered a new subadvisory agreement with T. Rowe Price Associates, Inc. (TRPA) and T. Rowe Price International Ltd (TRPI, and together with TRPA, the TRP Advisers) for the Portfolio was in the best interest of the Portfolio and its beneficial shareholders. Before approving the new agreement, which was proposed in connection with the reorganization of T. Rowe Price’s advisory business (referred to herein as the Reorganization), the Trustees received and considered materials regarding the TRPA Advisers and the Reorganization.

At the meeting, the Board received and considered a presentation by the Co-Managers regarding the reorganization of the Portfolio’s current subadviser, T. Rowe Price International, Inc. (Price International) into TRPA, and the assumption of all of Price Internationals’ investment mandates by TRPA, creating the necessity for the new subadvisory agreement in connection with reorganization. In addition, TRPI assumed responsibility for subadvisory services where the relevant personnel reside outside the United States. Because the Reorganization could be deemed to constitute a change in control of Price International, which would result in the termination of the current subadvisory agreement under the provisions of the Investment Company Act of 1940 (the Investment Company Act), the Co-Managers recommended that the Board approve a new subadvisory agreement with TRPA and TRPI (the TRP Advisers). In approving the agreement, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Price International under the current subadvisory agreement and those that would be provided by the TRP Advisers under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Price International and the TRP Advisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.
With respect to the quality of services, the Board considered, among other things, the background and experience of the TRP Advisers management team, which would be the same team that worked for the TRP Advisers prior to the Reorganization, and would not be affected by the Reorganization. In connection with the recent annual review of the subadvisory agreement for the Portfolio, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Portfolio, and the Board was provided with information pertaining to organizational structure, senior management, investment operations, and other relevant information pertaining to Price International. The Board noted that it received a favorable compliance report from the Trust's Chief Compliance Officer (“CCO”) as to Price International in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolio by Price International under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by the TRP Advisers under the new subadvisory agreement should equal the quality of similar services provided by Price International under the prior subadvisory agreement, and that the Portfolio would benefit from the subadvisory services to be provided by the TRP Advisers under the new subadvisory agreement.

Performance of the Portfolio

The Board noted that it had recently reviewed the performance of the Portfolio in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements in June 2010. As part of that review, the Board reviewed the performance record of the Portfolio and concluded that it was reasonable to renew the subadvisory agreement.

Investment Subadvisory Fee Rates

The Board noted that the subadvisory fee rates payable to the TRP Advisers in connection with the Portfolio would remain unchanged as a result of the Reorganization. The Board noted that it had recently reviewed the subadvisory fee rate paid to Price International in connection with the recent annual review of the Trust’s subadvisory agreements and determined that such fee rates were reasonable.

Subadviser’s Profitability

In connection with its recent annual consideration of the renewal of the Trust’s subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Price International, may not be as significant as PI’s profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by the TRP Advisers and their affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by the TRP Advisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the TRP Advisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by the TRP Advisers were consistent with the types of benefits generally derived by subadvisers to mutual funds. The Board noted that it also considered these factors in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements.

After consideration of these factors, the Board concluded that the approval of the new subadvisory agreement was in the best interest of the Portfolio and its shareholders.

Terms of the New Subadvisory Agreement

The new subadvisory agreement provides that, subject to the supervision of the Co-Managers and the Board of Trustees, the TRP Advisers are responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the TRP Advisers will provide the Co-Managers with all books required to be maintained by an investment subadviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

The new subadvisory agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the new subadvisory agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the new subadvisory agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust’s management agreement with the Co-Managers, and (3) the new subadvisory agreement may be terminated at any time by the subadviser or the Co-Managers on not more that 60 days’ nor less than 30 days’ written notice to the other party to the subadvisory agreement.

The new subadvisory agreement provides that, in the absence of willful misfeasance or bad faith in performance of its duties, or reckless disregard of its obligations and duties thereunder, the TRP Advisers will not be liable for any act of omission in connection with its activities as subadvisers to the Portfolio.

Under the new subadvisory agreement, the TRP Advisers are compensated by the Co-Managers (and not the Portfolio) for the portfolio assets it manages under the following annual rate:

Portfolio	Fee Rate	Fees for the fiscal year ended December 31, 2010
AST T. Rowe Price Global Bond Portfolio	0.375% to $50 million; 0.325% over $50 million to $100 million; 0.25% over $1 00 million to $250 million; 0.20% over $250 million	$913,406

         MANAGEMENT OF THE TRUST

The Co-Managers

AST Investment Services, Inc. (ASTI) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Trust. As of December 31, 2010, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $146.1 billion.

PI and ASTI serve as the Trust’s Co-Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act. The Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act), on June 24-25, 2010.

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust, the Co-Managers, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manages both the investment operations of the Portfolio and the composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Co-Managers are obligated to keep certain books and records of the Trust. The Co-Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Co-Managers will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Co-Managers will review the performance of the subadvisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Co-Managers also administer the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian, and the Trust's transfer agent. The management services of the Co-Managers to the Trust are not exclusive under the terms of the Management Agreement and the Co-Managers are free to, and do, render management services to others.

In connection with the management of the corporate affairs of the Trust, the Co-Managers bear the following expenses:

•	the salaries and expenses of all of their and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any subadviser;
•	all expenses incurred by the Co-Managers or the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust as described below; and
•	the fees, costs and expenses payable to any investment subadvisers pursuant to subadvisory agreements between the Co-Managers and such investment subadvisers.

Under the terms of the Management Agreement, the Fund is responsible for the payment Fund expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the co-manager or any subadviser;
•

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•	the charges and expenses of the Trust's legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;

•

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

The Management Agreement provides that the Co-Managers will not be liable for any error of judgment by the Co-Managers or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Co-Managers or a portfolio by the Board or vote of a majority of the outstanding voting securities of the portfolio (as defined in the Investment Company Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The Co-Managers may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust’s total return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable fee rate and the management fees received by the Co-Managers from the Portfolio for the last completed fiscal year.

Portfolio	Fee Rate	Fees for the fiscal year ended December 31, 2010
AST T. Rowe Price Global Bond Portfolio	.80%	$3,119,952

Information about PI and ASTI

PI and ASTI are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

Directors and Officers of PI and ASTI

The principal occupations of the directors and principal executive officers PI are set forth below. The address of each person is c/o Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

PI:

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Magement Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres	Assistant Treasurer and Senior Vice President

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Set forth below are the names, titles and principal occupations of the officers and directors of ASTI. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

ASTI:

Name	Position with ASTI	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Scott E. Benjamin	Director and Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Robert M. Falzon	Treasurer

Treasurer (since January 2010) of AST Investment Services, Inc.; Senior Vice President (since January 2010) of Prudential Financial, Inc.; Senior Vice President (since January 2010) of The Prudential Insurance Company of America.

John T. Fleurant	Controller	Controller (since January 2010) of AST Investment Services, Inc.; Treasurer (since January 2010) of The Prudential Insurance Company of America.

Custodian

PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the Portfolio’s securities and cash and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Since January 1, 2009, Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, has served as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

For the most recently completed fiscal year ended December 31, 2010, the Portfolio incurred approximately the following fees for services provided by PMFS:

Portfolio	Amount Paid
AST T. Rowe Price Global Bond Portfolio	$3,200

The Board appointed BNY Mellon Asset Servicing (BNY) as sub-transfer agent to the Portfolio. PMFS has contracted with BNY, 301 Bellevue Parkway, Wilmington, Delaware, 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PNC for such services.

Brokerage

The Portfolio paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2010:

Portfolio	Amount Paid
AST T. Rowe Price Global Bond Portfolio	None

Shareholder Proposals

Advanced Series Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: March 30, 2011

EXHIBIT A

Advanced Series Trust
AST T. Rowe Price Global Bond Portfolio
SUBADVISORY AGREEMENT

Subadvisory Agreement made as of the close of business on this 31st day of December, 2010, between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST), a Maryland corporation (together, the Co-Managers), and T. Rowe Price Associates, Inc. (TRPA), a corporation organized and existing under the laws of the State of Maryland, and T. Rowe Price International Ltd (Price International Ltd and, together with TRPA, the Subadvisers), a corporation organized and existing under the laws of the United Kingdom.
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust, a Massachusetts business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Fund; and
WHEREAS, the Co-Managers desire to retain the Subadvisers to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadvisers shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:
(i) The Subadvisers shall provide investment advisory services for such portion of the Fund’s portfolio as the Co-Managers shall direct, and the Subadvisers shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadvisers shall, act in conformity with the copies of the Second Amended and Restated Declaration of Trust, the By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) compliance personnel. The Subadvisers shall also comply at all times, with respect to the management of such portion of the Fund’s portfolio delegated to it by Co-Managers, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), Section 817(h) of the Internal Revenue Code of 1986, as amended, and all rules and regulations thereunder, and all other applicable federal and state laws, rules, and regulations, including securities laws. The Co-Managers shall provide Subadvisers, in a timely fashion, with copies of any updated Fund Documents.
(iii) Each Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadvisers) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the relevant Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the relevant Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which such Subadviser’s other clients may be a party. In pursuing best execution, the Co-Managers (or each Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadvisers) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the relevant Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when a Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, such Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
(iv)Each Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by all applicable laws, rules, and regulations, including, without limitation, those under the 1940 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board such information relating to the Subadvisers’ services under this Agreement as reasonably requested by the Co-Managers and the Board pursuant to applicable law within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.
(v) The Subadvisers or their affiliates shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets they manage. The Subadvisers shall furnish the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadvisers agree to review the Fund and discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.
(vi) The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Subject to the Subadvisers’ responsibilities to the Fund, the Co-Managers agree that the Subadvisers may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadvisers, or their agents, or employees, or any of the accounts the Subadvisers advise, may at any time hold, acquire, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.
(vii) The Subadvisers and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.
(viii) The Subadvisers acknowledge that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets (except that TRPA and Price International Ltd may consult with one another with respect to the Fund).
(ix) The Subadvisers shall provide the Co-Managers a copy upon request of Subadvisers’ Form ADVs as filed with the Securities and Exchange Commission (the Commission).
(b) The Subadvisers shall keep the Fund’s books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadvisers agree that all records which they maintain for the Fund are the property of the Fund, and the Subadvisers shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadvisers may retain a copy of such records. The Fund’s books and records maintained by the Subadvisers shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadvisers’ offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadvisers’ possession that pertain to the Fund; provided, that the Subadvisers are given the opportunity to take all steps that are reasonably necessary to protect the disclosure of confidential information of their other clients. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadvisers shall be returned to the Fund or the Co-Managers. The Subadvisers agree that the policies and procedures they have established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.
(c) The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadvisers and their employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request. The Subadvisers shall ensure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.
(d) The Subadvisers shall furnish to the Co-Managers copies of all records prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.
(e) The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio provided that the Fund’s custodian has furnished such proxy materials and other items requiring a vote in a timely fashion to the Subadvisers, subject to such reporting and other requirements as shall be established by the Co-Managers.
(f) The Co-Managers acknowledge that the Subadvisers are not the Fund's pricing agents. The Subadvisers acknowledge that they will assist the Co-Managers or the Fund when market quotations may not be readily available for valuation of the Fund's portfolio securities. The Subadvisers may also provide recommendations to the Co-Managers, upon request, relating to methodologies used by the Subadvisers in valuing certain securities that may be held by the Fund. Upon reasonable request from the Co-Managers, the Subadvisers (through a qualified person) will assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the securities being valued.
(g) The Subadvisers shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadvisers shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers in such form as mutually agreed upon by the Subadvisers and the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Fund and the Co-Managers if any information in the Prospectus is (or will become) inaccurate or incomplete.
(h) The Subadvisers shall comply with Board Procedures provided to the Subadvisers by the Co-Managers or the Fund as applicable to their duties as subadviser. The Subadvisers shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach by the Subadvisers of such Board Procedures.

(i) The Subadvisers shall keep the Fund and the Co-Managers informed of developments relating to their duties as subadviser of which the Subadvisers have knowledge that would materially affect the Fund. In this regard, the Subadvisers shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Co-Managers and the Board with reports regarding the Subadvisers’ management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Co-Managers. The Subadvisers shall certify quarterly to the Fund and the Co-Managers that it and their “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers’ Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers. Upon written request of the Fund or the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadvisers shall permit representatives of the Fund or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics; provided that the Subadvisers may take steps that are reasonably necessary to preserve the confidentiality of their employees’ personal financial information in providing such reports to the Fund or the Co-Managers.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers’ performance of their duties under this Agreement. The Co-Managers shall provide (or seek to cause the Fund’s custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Fund managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadvisers).
3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadvisers shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadvisers properly authorized to give such instruction.
4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadvisers as full compensation therefore, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadvisers as described in the attached Schedule A no later than the fifteenth (15th) business day immediately following the end of each calendar month. Liability for payment of compensation by the Co-Managers to the Subadvisers under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Co-Managers. If this Agreement terminates before the end of any calendar month, the investment management fee for the period from the beginning of such month to the date of termination shall be prorated based on the full month in which such termination occurs. The Co-Managers will provide a worksheet with the monthly payment showing the average daily net assets and the calculation of the subadvisory fee.
TRPA agrees and acknowledges that if the Co-Managers pay the entire amount of the subadvisory fee contemplated under Schedule A to this Agreement to TRPA, then: (i) TRPA (and not the Co-Managers) shall be responsible for paying any and all compensation to Price International Ltd for Price International Ltd’s performance of services hereunder and (ii) the Co-Managers shall have no liability whatsoever to TRPA or Price International Ltd or any other entity affiliated with TRPA or Price International Ltd for any fees or expenses arising out of or relating to Price International Ltd’s performance of services hereunder. Price International Ltd further agrees and acknowledges that if the Co-Managers pay the entire amount of the subadvisory fee contemplated under Schedule A to this Agreement to Price International Ltd, then: (i) Price International Ltd (and not the Co-Managers) shall be responsible for paying any and all compensation to TRPA for TRPA’s performance of services hereunder and (ii) the Co-Managers shall have no liability whatsoever to Price International Ltd or TRPA or any other entity affiliated with Price International Ltd or TRPA for any fees or expenses arising out of or relating to TRPA’s performance of services hereunder.
5.(a) The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers’ part in the performance of their duties or from their reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadvisers under federal or state securities laws. The Co-Managers shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadvisers’ willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Subject to the limitations on liability contemplated hereunder, each of TRPA and Price International Ltd shall have joint and several responsibility and liability to the Co-Managers for all investment advisory services furnished to the Fund pursuant to this Agreement.
(b). The Co-Managers acknowledge and agree that the Subadvisers make no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadvisers, whether public or private.
6. Subject to the right of each, the Co-Managers and Subadvisers, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Co-Managers and Subadvisers in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadvisers at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each of TRPA and Price International Ltd agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement by TRPA or Price International Ltd, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of TRPA or Price International Ltd; provided that the Subadvisers need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadvisers of the execution of a new Agreement by the Fund with a successor subadviser for all of the Fund’s assets.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadvisers: 100 East Pratt Street, Baltimore, Maryland 21202 (for TRPA) and 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom (for Price International Ltd).

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers’ directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers’ right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall impose upon the Subadvisers any obligation to purchase or sell or recommend for purchase or sale, for the Fund any security which it, its affiliates, or employees may purchase or sell for the Subadvisers’ account or such affiliates’ or employees’ own accounts or for the account of any other client of Subadvisers.

10. During the term of this Agreement, the Co-Managers agree to furnish TRPA at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadvisers in any way, prior to use thereof and not to use such material if TRPA reasonably objects in writing after receipt thereof. Sales literature may be furnished to TRPA hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery. The Co-Managers will ensure that materials prepared by employees or agents of the Co-Managers or their affiliates that refer to the Subadvisers in any way are consistent with those materials previously approved by TRPA as referenced in this section.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent of all of the parties hereto, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.
13. This Agreement shall be governed by the laws of the State of New York.
14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15. All information, advice, board materials, reports and other materials furnished by one party to the other (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except to the Fund’s agents and except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders, or as may reasonably be requested by a regulator. In addition, the Co-Managers will take all steps reasonably necessary to ensure that their employees and affiliates who request portfolio information from Subadvisers are appropriately authorized to receive such information under the Fund’s selective disclosure policies.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:     /s/ Timothy S. Cronin
Name:     Timothy S. Cronin
Title:      Senior Vice President

AST INVESTMENT SERVICES, INC.

By:     /s/ Timothy S. Cronin
Name:     Timothy S. Cronin
Title:      President

T. ROWE PRICE ASSOCIATES, INC.
By:     /s/ Fran Pollack Matz
Name:     Fran Pollack Matz
Title:      Vice President and Senior Legal Counsel

T. ROWE PRICE INTERNATIONAL LTD
By:     /s/ Darrell Braman
Name:     Darrell Braman
Title:      Vice President and Managing Counsel

SCHEDULE A

Advanced Series Trust

As compensation for services provided by T. Rowe Price Associates, Inc. (TRPA) and T. Rowe Price International Ltd (Price International Ltd), Prudential Investments LLC and AST Investment Services, Inc. will pay TRPA and Price International Ltd an aggregate fee on the net assets managed by TRPA and Price International Ltd that is equal, on an annualized basis, to the following:

Fund Name	Advisory Fee

AST T. Rowe Price Global Bond Portfolio     0.375% of average daily net assets to $50 million;
0.325% of average daily net assets over $50 million to $100 million;

0.25% of average daily net assets over $100 million to $250 million;

0.20% of average daily net assets over $250 million.

Dated as of the close of business on December 31, 2010.

Exhibit B

MANAGEMENT OF T. ROWE PRICE ASSOCIATES, INC. (TRPA) AND T. ROWE PRICE INTERNATIONAL LTD (TRPI)

T. Rowe Price Associates, Inc. (TRPA) has been providing investment advisory services to investment companies and institutional clients since 1937. As of December 31, 2010, TRPA managed assets totaling approximately $482 billion.* TRPA’s address is 100 East Pratt Street Baltimore, MD 21202.

* Includes assets under management by T. Rowe Price Associates, Inc. and its advisory affiliates

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of TRPA.

Name and Address*	Title	Principal Occupation
Bernard, Edward C.	Director

Ed Bernard is vice chairman of the Board of Directors of T. Rowe Price Group, Inc., a member of the firm’s Management Committee, and chairman of the T. Rowe Price Mutual Funds. He oversees the firm’s distribution, client service, technology, and communications activities. Ed is also CEO of T. Rowe Price International Ltd, the firm's UK based investment manager, and president of T. Rowe Price Investment Services, the broker-dealer distributor of the T. Rowe Price Mutual Funds. He serves as chairman of the Board of Governors of the Investment Company Institute, the national trade association for the mutual fund industry. Ed earned his B.A. from Brown University and M.B.A. from New York University.

Kennedy, James A.C.	Director and President

Jim Kennedy is CEO and president of T. Rowe Price Group, Inc., and a member of its Board of Directors. He chairs the firm’s Management Committee as well as the Management Compensation Committee. He is also a member of the International Steering Committee. Mr. Kennedy served as Director of Equities from 1997 to 2006. He also served as Director of Equity Research of T. Rowe Price Associates, Inc., from 1987 to 1999 and as an investment analyst from 1978 to 1987. Prior to joining the firm in 1978, he was employed by General Electric and participated in their financial management training program. Mr. Kennedy earned an A.B. from Princeton University and an M.B.A. from Stanford University, Graduate School of Business. He has also earned the Chartered Financial Analyst designation.

Rogers, Brian C.	Director and Chief Investment Officer

Brian Rogers is chairman of the Board and chief investment officer of T. Rowe Price Group, Inc. In addition, he manages major institutional equity portfolios and serves as president of the Equity Income Fund. His other responsibilities include serving on the Equity, Fixed Income, and International Steering Committees as well as the Asset Allocation Committee. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

Stromberg, William J.	Director

Bill Stromberg is the director of Global Equity and Global Equity Research for T. Rowe Price, overseeing the firm’s global equity investment management division. He is a member of the U.S. Equity Steering Committee and International Steering Committee. Bill serves on the firm’s Management Committee as well as the Finance, Management Compensation, and Global Equity and Brokerage Control Committees. Bill joined T. Rowe Price in 1987 and was an analyst and portfolio manager until 1999, when he became director of U.S. Equity Research. Bill became director of Global Equity Research in 2004 and retains this role today. He holds a B.A. from Johns Hopkins University and an M.B.A. from the Tuck School of Business at Dartmouth College. Bill also has earned the Chartered Financial Analyst designation.

Gilner, John R.	Chief Compliance Officer

John Gilner is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Investment Services, Inc. He is a managing counsel in the Legal Department of T. Rowe Price Associates, Inc. and was appointed as the firm’s director of compliance in October 2003. He also serves as the chief compliance officer of T. Rowe Price’s mutual funds and domestic investment advisers. Before joining T. Rowe Price in 2000, he was a vice president – legal compliance with Legg Mason Wood Walker; prior to that, he was a tax attorney with Coopers & Lybrand. John earned a B.S. (cum laude) in business administration with a concentration in finance from Georgetown University and a J.D. (with honors) from the University of Maryland School of Law. He is a Series 4, 7, 8, 24, and 63 registered representative and is a member of the Maryland Bar Association.

Moreland, Kenneth V.	Chief Financial Officer

Ken Moreland is the Chief Financial Officer and a Vice President of T. Rowe Price Group and T. Rowe Price Associates. Before joining T. Rowe Price in 2004, he was a Senior Vice President, Chief Financial Officer and Director with RTKL Associates, Inc.; and prior to that, he was a client service partner with Coopers & Lybrand. Ken earned a BS in Business Administration from Towson University. He is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. Ken Moreland is currently the President of the Towson University Foundation and on the Board of Directors of the YMCA of Central Maryland.

* The address of each person listed above is 100 East Pratt Street Baltimore, MD 21202.

T. Rowe Price International Ltd (TRPI) has been providing investment advisory services to investment companies and institutional clients since December 31, 2010. As of December 31, 2010, TRPI managed assets totaling approximately $79.6 billion. TRPI’s address is 60 Queen Victoria Street London EC4N 4TZ, UK.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of TRPI.

Name and Address*	Title	Principal Occupation
Alderson, Christopher D.	Director and President – Int’l Equity

Chris Alderson is president of International Equity and director of T. Rowe Price International Ltd. He is vice president and management committee member of T. Rowe Price Group, Inc. He is a member of the Investment Advisory Committee of the Global Emerging Markets Equity Strategy and chairman of the T. Rowe Price International Equity Steering Committee. He is president of T. Rowe Price International Funds, Inc., T. Rowe Price Institutional International Funds, Inc. and T. Rowe Price International Series Inc. and portfolio manager for the Spectrum International Fund. As part of his career at T. Rowe Price, Chris spent 10 years working in the Far East based in Hong Kong and Tokyo. He managed money in all the Asia markets before returning to London to head up our Global Emerging Markets Equity group. Chris earned an M.A. in economics from the University of Edinburgh.

Bernard, Edward C.	Director, Chairman of the Board and Chief Executive Officer

Ed Bernard is vice chairman of the Board of Directors of T. Rowe Price Group, Inc., a member of the firm’s Management Committee, and chairman of the T. Rowe Price Mutual Funds. He oversees the firm’s distribution, client service, technology, and communications activities. Ed is also CEO of T. Rowe Price International Ltd, the firm's UK based investment manager, and president of T. Rowe Price Investment Services, the broker-dealer distributor of the T. Rowe Price Mutual Funds. He serves as chairman of the Board of Governors of the Investment Company Institute, the national trade association for the mutual fund industry. Ed earned his B.A. from Brown University and M.B.A. from New York University.

Kennedy, James A.C.	Director

Jim Kennedy is CEO and president of T. Rowe Price Group, Inc., and a member of its Board of Directors. He chairs the firm’s Management Committee as well as the Management Compensation Committee. He is also a member of the International Steering Committee. Mr. Kennedy served as Director of Equities from 1997 to 2006. He also served as Director of Equity Research of T. Rowe Price Associates, Inc., from 1987 to 1999 and as an investment analyst from 1978 to 1987. Prior to joining the firm in 1978, he was employed by General Electric and participated in their financial management training program. Mr. Kennedy earned an A.B. from Princeton University and an M.B.A. from Stanford University, Graduate School of Business. He has also earned the Chartered Financial Analyst designation.

Ruppert, Robert Todd	Director and President – Int’l Institutional Services

Todd Ruppert is president of T. Rowe Price International Investment Services, the organization responsible for the firm's institutional business worldwide. In addition, Todd is a member of the Operating Steering Committee of T. Rowe Price Group and director of T. Rowe Price (Luxembourg) Management S.a.r.l. and T. Rowe Price Funds SICAV. Todd serves on the board of directors of Daiwa SB Investments, one of the largest Tokyo-based Japanese asset management firms, Altius Associates, a London-based private equity advisory and discretionary management firm, UTI International, the international arm of India’s fourth largest asset management company, UTI India Infrastructure Fund, Institutional Investor’s U.S. Institute, and the London-based Halcyon Fine Art Group. He is also a member of the Industry Advisory Board of the Risk and Insurance Research Center, National Chengchi University of Taiwan and is on the editorial advisory board of Funds Europe. Prior to joining T. Rowe Price in 1985, Todd worked for Citicorp in corporate lending and financing. Todd earned a BA in Economics from Kenyon College, Ohio.

Kelson, Ian D.	President – Int’l Fixed Income

Ian D. Kelson is the head of T. Rowe Price's global fixed income team, a position he has held since joining the firm in 2000. As part of that role, Mr. Kelson is lead portfolio manager for T. Rowe Price's Non-U.S. Fixed Income Strategy and Global Bond Strategies. He is president of International Fixed Income for T. Rowe Price International Ltd and is also a vice president of T. Rowe Price Group, Inc. Mr. Kelson has 29 years of investment experience, 10 of which have been at T. Rowe Price. Prior to joining the firm, he spent 10 years as the head of fixed income for Morgan Grenfell/Deutsche Asset Management, where he was responsible for $50 billion of global fixed income assets. He started his investment career in 1981 at Bank of America, where he served as a fixed income economist and global fixed income portfolio manager. A graduate of King's College, Cambridge University, Mr. Kelson earned an M.A. in economics. He also has an M.Sc. in econometrics from the London School of Economics.

Fisher, Jeremy M.	Chief Compliance Officer

Jeremy Fisher is the director of International Compliance (London) and is a vice president of T. Rowe Price Group, Inc., and vice president and chief compliance officer of T. Rowe Price International Ltd. He has 18 years of experience, nine of which have been at T. Rowe Price. Prior to joining T. Rowe Price in 2001, he was a group compliance/investment banking compliance manager with J.P. Morgan (formerly Robert Fleming & Co. Limited); prior to that, he was an internal auditor and compliance auditor with the Bank of Tokyo-Mitsubishi. Jeremy earned a D.M.S. in management studies from Kingston University and an M.B.A. in international financial services from the University of London. He is a Member of the Securities Institute (MSI).

* The address of each person listed above is 100 East Pratt Street Baltimore, MD 21202, except Jeremy Fisher and Ian Kelson whose address is 60 Queen Victoria Street London EC4N 4TZ, UK.

COMPARABLE FUNDS FOR WHICH TRPA OR TRPI SERVES AS INVESTMENT ADVISER OR SUB-ADVISER

Fund	$ Assets (as of 12/31/10)	Annual Fee Paid to TRPA or TRPI (as a percent of average daily net assets)
T. Rowe Price International Bond Fund	$4,931,469,468	.35% individual fee .30% group fee .65% management fee*

* The fee indicated is the advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). The fund also pays a flat individual fund fee based on its net assets.

Exhibit C

SHAREHOLDER INFORMATION*

Beneficial Owner Name	Shares	Percentage
1. Pru Annuity Distributor Inc. Attn: Separate Accounts 213 Washington Street Newark, NJ 07102	29,082,261	77.52%
2. Pruco Life Insurance Company Attn: Separate Accounts 213 Washington Street Newark, NJ 07102	6,394,353	17.05%

*As of the close of business on December 31, 2010.